                                                                   EXHIBIT 10.54

                   FIRST AMENDMENT, CONSENT AND WAIVER UNDER
                   -----------------------------------------
                      NOTE AND WARRANT PURCHASE AGREEMENT
                      -----------------------------------


          FIRST AMENDMENT, CONSENT AND WAIVER, dated as of March 31, 1999 (this "Amendment"), to the Note and Warrant Purchase Agreement referred to below by
 ---------
and among EASYRIDERS, INC. (the "Parent"), PAISANO PUBLICATIONS, INC. (as
                                 ------
successor by merger with Easyriders Sub II, Inc.) (the "Company") and NOMURA
                                                        -------
HOLDING AMERICA INC. (the "Purchaser").
                           ---------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Parent, the Company and the Purchaser are parties to that certain Note and Warrant Purchase Agreement, dated as of September 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Note
                                                                    ----
Purchase Agreement");
------------------

          WHEREAS, the Purchaser has agreed to amend certain provisions of, to consent to certain actions otherwise prohibited by, and to waive certain violations of, the Note Purchase Agreement, in the manner, and on the terms and conditions, provided for herein;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Definitions.  Capitalized terms not otherwise defined herein
               -----------
shall have the meanings ascribed to them in the Note Purchase Agreement.

          2.   Amendments.  The Note Purchase Agreement is hereby amended as of
               ----------
the Amendment Effective Date (as hereinafter defined) as follows:

          (a) The definition of "Consolidated EBITDA" set forth in Section 1.1
                                 -------------------
of the Note Purchase Agreement is hereby amended by inserting at the end thereof the following new text:

          ", plus (vi) for the period ended December 31, 1998 the one time
             ----
          reserves set forth on Schedule 1 to the First Amendment, Consent and Waiver dated as of March 31, 1999 to this Agreement";

          (b) The definition of "Excess Cash Flow" set forth in Section 1.1 of
                                 ----------------
the Note Purchase Agreement is hereby amended by inserting at the end thereof the following new proviso:

          ", provided that the above calculation for Excess Cash Flow will be
             --------
          determined with respect to the Paisano Group plus Easyriders Franchising, Inc. and Teresi, Inc. if such calculation produces an amount of Excess Cash Flow that is greater than the calculation of Excess Cash Flow without giving effect to this proviso."

          (c) The definition of "Paisano Group" set forth in Section 1.1 of the
                                 -------------
Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

              ""Paisano Group" means the Paisano Companies other than
                -------------
          Easyriders of Columbus, Easyriders Franchising, Inc., and Teresi,
          Inc.";

          (d) The definition of "Restricted Investment" set forth in Section 1.1
                                 ---------------------
of the Note Purchase Agreement is hereby amended by amending and restating clause (e) thereof in its entirety to read as follows:

              "(e) any Investment in or capital contribution by the Parent to any member of the Paisano Group or Easyriders Franchising, Inc. or Teresi, Inc., and";

          (e) Section 3.1(c) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

              "(c) Commencing with the six-month period ending on March 31, 1999 and for each calendar month thereafter, commencing with the month ending April 30, 1999 (such initial six-month period and each calendar month thereafter being a "period" for purpose of this Section 3.1(c)), not later than 15 days after the end of such period the Company shall deliver to the Purchaser an Officer's Certificate setting forth in reasonable detail a calculation of Excess Cash Flow for such period. Unless within 5 days after receipt of such notice, the Purchaser shall deliver a written notice to the Company declining to accept any prepayment of Notes from such Excess Cash Flow, not later than twenty
          (20) days after the end of such period, an amount in cash equal to the lesser of (i) 35% of such Excess Cash Flow and (ii) the aggregate unpaid principal amount of the Term Notes shall be paid to the Purchaser, for application to the unpaid principal amounts of the outstanding Term Notes in accordance with the applicable provisions of Section 3.3, without prepayment charge, premium or penalty. Nothing in this subsection (c) shall be construed to permit, or to waive any required consent with respect to, any transaction that is prohibited by another provision of this Agreement or the other Note Documents.";

          (f) Section 10.1(c) of the Note Purchase Agreements is hereby amended and restated in its entirely to read as follows:

              "(c) Indebtedness of (i) any Wholly-owned Subsidiary of the Parent (other than the Restaurant Subsidiaries, Easyriders of Columbus, Easyriders Franchising, Inc. and Teresi, Inc.) to the Parent or to another Wholly-owned Subsidiary of the Parent (other than the Restaurant Subsidiaries), and (ii) notwithstanding the foregoing, Easyriders Franchising, Inc. and/or Teresi, Inc. to the Parent, provided that in the case of each of clauses (i) and (ii) such
          --------
          Indebtedness is evidenced by a subordinated demand note, in form and substance (including the terms of subordination provisions) satisfactory to the Purchaser, which note shall be pledged and delivered to the Purchaser pursuant to the Security Agreement as additional collateral for the Obligations;";

          (g) Section 10.6 of the Note Purchase Agreement is hereby amended by inserting the text ", Easyriders Franchising, Inc. or Teresi, Inc." immediately after the term "Paisano Group" where it appears therein;

          (h) Section 10.9(ii) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) Easyriders of Columbus (other than transactions with respect to magazine sales and which satisfy the conditions of the immediately preceding sentence), Easyriders Franchising, Inc. or Teresi, Inc. or";

          (i) Section 10.18(a) of the Note Purchase Agreement is hereby amended by deleting the amount "$4,250,000" appearing therein and inserting in lieu thereof the following new text:

          "(w) for the fiscal quarter ended March 31, 1999, $1,100,000, (x) for the fiscal quarter ended June 30, 1999, $1,200,000, (y) for the fiscal quarter ended September 30, 1999, $2,000,000, and (z) for the fiscal quarter ended December 31, 1999 and for each fiscal quarter thereafter, $4,500,000";

          (j) Section 10.18(c) of the Note Purchase Agreement is hereby amended by deleting the portion of the table appearing therein beginning at March 31, 1999 and continuing through December 31, 1999 and inserting in lieu thereof the following new portion of the table:

                      Fiscal Quarter Ended       Ratio
                      --------------------       -----
                     March 31, 1999            16.50:1.00

                     June 30, 1999             12.50:1.00

                     September 30, 1999         7.25:1.00

                     December 31, 1999          3.75:1.00

          (k) Section 10.18(d) of the Note Purchase Agreement is hereby amended by deleting the portion of the table appearing therein beginning at March 31, 1999 and continuing through December 31, 1999 and inserting in lieu thereof the following new portion of the table:

                        Measuring Date          Amount
                        --------------          ------
                      March 31, 1999          $1,200,000

                      June 30, 1999           $1,600,000

                      September 30, 1999      $2,700,000

                      December 31, 1999       $5,000,000

          (l) Section 10.18(e) of the Note Purchase Agreement is hereby amended by deleting the portion of the table appearing therein beginning at March 31, 1999 and continuing through December 31, 1999 and inserting in lieu thereof the following new portion of the table:

                       Fiscal Quarter Ended       Ratio
                       --------------------       -----
                      March 31, 1999            1.00:1.00

                      June 30, 1999             1.00:1.00

                      September 30, 1999        1.10:1.00

                      December 31, 1999         2.40:1.00

          3.  Consent.  Notwithstanding anything to the contrary set forth in
              -------
the Note Purchase Agreement, the Parent shall be permitted to enter into the letter agreement, dated April 8, 1999, with Teresi, in the form attached as Exhibit A, provided that no payment or other distribution (other than non-cash
           --------
credits against payables owed by Teresi) shall be made, directly or indirectly, to Teresi pursuant to such letter agreement until such time as all Obligations under the Note Purchase Agreement have been paid in full in cash.

          4.   Waiver.  The Purchaser hereby waives all Events of Default
               ------
resulting solely out of the failure of the Company to comply with Sections 10.11 and 10.18(a), (c), (d) and (e) of the Note Purchase Agreement for the period ended December 31, 1998.

          5.   Representations and Warranties.  To induce the Purchaser to enter
               ------------------------------
into this Amendment, each of the Parent and the Company, jointly and severally, hereby represents and warrants to the Purchaser that:

          (a)  Corporate Power.  The execution, delivery and performance of this
               ---------------
Amendment are within its corporate power and have been duly authorized by all necessary corporate and shareholder action.

          (b)  Due Execution and Delivery.  This Amendment has been duly
               --------------------------
executed and delivered by or on behalf of each of the Parent and the Company.

          (c)  Binding Effect.  This Amendment constitutes a legal, valid and
               --------------
binding obligation of each of the Parent and the Company enforceable against such Person, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d)  No Defaults.  No Default or Event of Default has occurred and is
               -----------
continuing after giving effect to the waivers set forth in Section 4 hereof.

          (e)  Representations and Warranties True.  Except as modified by the
               -----------------------------------
Disclosure Schedules attached hereto, the representations and warranties of the Parent and the Company contained in the Note Purchase Agreement and each other Note Document (including without limitation the Note Documents delivered pursuant to this Amendment) shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

          6.   Outstanding Indebtedness; Waiver of Claims.  Each of the Parent
               ------------------------------------------
and the Company hereby acknowledges and agrees that as of the date hereof the aggregate outstanding principal amounts of the Revolving Notes and the Term Notes are $3,750,000 and $16,500,000, respectively, and that such principal amounts are payable pursuant to the Note Purchase Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each of the Parent and the Company hereby waives, releases, remises and forever discharges the Purchaser and each other Indemnitee from any and all actions, causes of action, suits, losses, liabilities and damages of any kind or character, known or unknown, which either the Parent or the Company ever had, now has or might hereafter have against the Purchaser or any other Indemnitee which relates, directly or indirectly, to any acts or omissions of the Purchaser or any other Indemnitee on or prior to the date hereof.

          7.   Effectiveness.  This Amendment shall become effective as of March
               -------------
31, 1999 (the "Amendment Effective Date") only upon satisfaction in full in the
               ------------------------
judgment of the Purchaser of each of the following conditions on or prior to April __, 1999:

          (a)  Amendment.  The Purchaser shall have received four (4) original
               ---------
copies of this Amendment duly executed and delivered by the Parent and the Company.

          (b)  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Parent and the Company contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

          (c)  Proceedings Satisfactory.  All corporate and other proceedings
               ------------------------
taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request, including:

               (i) certified copies of resolutions of the Board of Directors of the Parent and the Company authorizing the execution, delivery and performance of this Amendment and the First Amendment to Warrant; and

               (ii) certificates as to the incumbency and signatures of each of the officers of the Parent and the Company who shall execute this Amendment and the First Amendment to Warrant on behalf of such Person.

          (d)  Fees.  On or before the Amendment Effective Date, the Company
               ----
shall have paid to the Purchaser all costs and expenses owing in connection with the preparation of this Amendment (including, without limitation, any legal fees and expenses).

          (e)  Amendment to Warrant.  The Purchaser shall have received four (4)
               --------------------
original copies of the First Amendment to Warrant, in the form attached hereto as Exhibit B, duly executed by the Parent and the Purchaser.

          (f)  Amendment to Paisano Stock Contribution Agreement.  The purchaser
               -------------------------------------------------
shall have received true and correct copies of the amendment to the Paisano Stock Contribution Agreement described in Section 3 hereof.

          8.   No Other Amendments/Waivers.  Except as expressly modified in
               ---------------------------
Section 2 and 3 hereof, the Note Purchase Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 4 hereof, this Amendment shall not be deemed a waiver of any term or condition of the Note Purchase Agreement or any Note Document and shall not be deemed to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Note Purchase Agreement or any Note Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          9.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND
               -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          10.  Counterparts.  This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                           [Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                              EASYRIDERS, INC.


                              By:________________________
                                  Name:
                                  Title:


                              PAISANO PUBLICATIONS, INC. (as
                              successor by merger with EASYRIDERS
                              SUB II, INC.)


                              By:________________________
                                  Name:
                                  Title:


                              NOMURA HOLDING AMERICA INC.


                              By:________________________
                                  Name:
                                  Title:


Each of the undersigned hereby acknowledges and consents to the amendments, consents and waivers to the Note Purchase Agreement effected by this Amendment and hereby confirms and agrees that its obligations under the Note Documents shall continue without any diminution thereof and shall remain in full force and effect without amendment or modification on and after the effectiveness of this Amendment.

ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first
written above.


EASYRIDERS OF COLUMBUS, INC.


By:________________________
   Name:
   Title:


EASYRIDERS FRANCHISING, INC.


By:________________________
   Name:
   Title:


TERESI, INC.


By:________________________
   Name:
   Title:


BROS CLUB, INC.


By:________________________
   Name:
   Title:


ASSOCIATED RODEO RIDERS ON WHEELS


By:________________________
   Name:
   Title:

                                   SCHEDULE 1
                                   ----------

                                EBITDA Add-Backs
                                ----------------

     Description                                     Amount
     -----------                                     ------
Reserve 100% for sale of slow moving inventory      $321,495

Increased reserve for advertising receivables       $221,626

Increased reserve for magazine returns              $161,687

Increased reserve for pension plan                  $ 65,000
                                                    --------
          Total Add-back                            $769,808

                                  Sch. 1 - 1

                                                                       EXHIBIT A
                                                                       ---------


                                 See Attached



                                  Exh. A - 1

                                                                       EXHIBIT B


                           FIRST AMENDMENT TO WARRANT
                           --------------------------


          THIS FIRST AMENDMENT, dated as of March 31, 1999 (this "Amendment"),
                                                                  ---------
to the Warrant referred to below by and between EASYRIDERS, INC., a Delaware corporation (the "Issuer"), and NOMURA HOLDING AMERICA INC., a Delaware
                  ------
corporation (the "Holder").
                  ------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Issuer has executed a Warrant to Purchase Shares of Common Stock, dated September 23, 1998 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Warrant"), in favor of
                                                          -------
the Holder; and

          WHEREAS, the Holder has agreed to amend the Warrant in the manner, and on the terms and conditions, provided for herein.

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1.   Definitions.   Capitalized terms not otherwise defined herein
               -----------
shall have the meanings ascribed to them in the Warrant.

          2.   Amendment.       The definition of "Warrant Price" set forth in
               ---------                           -------------
Section 7 of the Warrant is hereby amended and restated in its entirety to read as follows:

          ""Warrant Price" means initially $1.625 and such other prices as shall result from the adjustments specified in Section 4 hereof."

          3.   No Other Amendments.  Except as expressly provided herein, (i)
               -------------------
the Warrant shall be unmodified and shall continue to be in full force and effect in accordance with its terms, and (ii) this Amendment shall not be deemed a waiver of any term or condition of the Warrant and shall not be deemed to prejudice any right or rights which the Holder may now have or may have in the future under or in connection with the Warrant or the Registration Rights Agreement, as the same may be amended from time to time.

          4.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                  Exh. B - 1

          5.   Counterparts.  This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

                                  Exh. B - 2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                  Issuer:
                                  ------

                                  EASYRIDERS, INC.


                                  By:___________________________
                                  Name:
                                  Title:


                                  Holder:
                                  ------

                                  NOMURA HOLDING AMERICA INC.


                                  By:___________________________
                                  Name:
                                  Title:

                                  Exh. B - 3